FOURTH QUARTER 2012
Supplemental Information

Investor and Media Contact
American Assets Trust
Robert F. Barton
Executive Vice President and Chief Financial Officer
858-350-2607

American Asset Trust, Inc.'s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

	Retail	Office	Multifamily	Mixed-Use
Market	Square Feet	Square Feet	Units	Square Feet	Suites
San Diego	1,217,923	668,869	922 (1)	—	—

San Francisco	35,156	519,548	—	—	—

Oahu	549,494	—	—	96,707	369

Monterey	676,571	—	—	—	—

San Antonio	589,501	—	—	—	—

Portland	—	966,642	—	—	—

Seattle	—	490,508	—	—	—

Total	3,068,645	2,645,567	922	96,707	369

		Square Feet		%
Note: Circled areas represent all markets in which American Assets Trust, Inc. (the "Company") currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units.	Retail	3.1	million	54%
	Office	2.6	million	46%
Data is as of December 31, 2012.	Totals	5.7	million
(1) Includes 122 RV spaces.

Fourth Quarter 2012 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

Fourth Quarter 2012 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

Fourth Quarter 2012 Supplemental Information	Page 4

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except shares and per share data)	December 31, 2012	December 31, 2011
ASSETS
Real estate, at cost
Operating real estate	$1,891,549	$1,600,643
Construction in progress	32,183	3,495
Held for development	14,944	24,675
	1,938,676	1,628,813
Accumulated depreciation	(270,494)	(224,867)
Net real estate	1,668,182	1,403,946
Cash and cash equivalents	42,479	112,723
Restricted cash	7,421	8,978
Marketable securities	—	28,235
Accounts receivable, net	6,440	6,810
Deferred rent	29,395	22,344
Other assets, net	73,670	74,424
Assets of discontinued operations	—	51,821
TOTAL ASSETS	$1,827,587	$1,709,281
LIABILITIES AND EQUITY
LIABILITIES:
Secured notes payable	$1,044,682	$912,067
Accounts payable and accrued expenses	29,509	24,805
Security deposits payable	4,856	4,091
Other liabilities and deferred credits	62,811	55,579
Liabilities of discontinued operations	—	33,011
Total liabilities	1,141,858	1,029,553
Commitments and contingencies
EQUITY:
American Assets Trust, Inc. stockholders' equity
Common stock $0.01 par value, 490,000,000 shares authorized, 39,664,212 and 39,283,796 shares outstanding at December 31, 2012 and December 31, 2011, respectively	397	393
Additional paid in capital	663,589	653,645
Accumulated dividends in excess of net income	(25,625)	(28,007)
Total American Assets Trust, Inc. stockholders' equity	638,361	626,031
Noncontrolling interests	47,368	53,697
Total equity	685,729	679,728
TOTAL LIABILITIES AND EQUITY	$1,827,587	$1,709,281

Fourth Quarter 2012 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF INCOME

(Amounts in thousands, except shares and per share data)	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
REVENUE:
Rental income	$60,191	$51,458	$225,249	$194,168
Other property income	2,929	2,380	10,217	8,617
Total revenue	63,120	53,838	235,466	202,785
EXPENSES:
Rental expenses	17,287	16,723	64,089	58,133
Real estate taxes	4,947	4,549	22,025	18,746
General and administrative	4,063	3,091	15,593	13,627
Depreciation and amortization	16,576	15,293	61,853	55,936
Total operating expenses	42,873	39,656	163,560	146,442
OPERATING INCOME	20,247	14,182	71,906	56,343
Interest expense	(15,152)	(14,236)	(57,328)	(54,580)
Early extinguishment of debt	—	—	—	(25,867)
Loan transfer and consent fees	—	—	—	(8,808)
Gain on acquisition	—	—	—	46,371
Other income (expense), net	(273)	614	(629)	212
INCOME FROM CONTINUING OPERATIONS	4,822	560	13,949	13,671
DISCONTINUED OPERATIONS
Income from discontinued operations	279	95	932	1,672
Gain on sale of real estate property	36,720	—	36,720	3,981
Results from discontinued operations	36,999	95	37,652	5,653
NET INCOME	41,821	655	51,601	19,324
Net income attributable to restricted shares	(133)	(132)	(529)	(482)
Net loss attributable to Predecessor's noncontrolling interests in consolidated real estate entities	—	—	—	2,458
Net income attributable to Predecessor's controlled owners' equity	—	—	—	(16,995)
Net income attributable to unitholders in the Operating Partnership	(13,111)	(179)	(16,133)	(1,388)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	$28,577	$344	$34,939	$2,917
Basic net income (loss) from continuing operations attributable to common stockholders per share	$0.08	$0.01	$0.24	$(0.02)
Basic net income from discontinued operations attributable to common stockholders per share	0.65	—	0.66	0.10
Basic net income attributable to common stockholders per share	$0.73	$0.01	$0.90	$0.08
Weighted average shares of common stock outstanding - basic	38,952,816	38,655,084	38,736,113	36,748,806
Diluted net income (loss) from continuing operations attributable to common stockholders per share	$0.08	$0.01	$0.24	$(0.02)
Diluted net income (loss) from discontinued operations attributable to common stockholders per share	0.65	—	0.66	0.10
Diluted net income attributable to common stockholders per share	$0.73	$0.01	$0.90	$0.08
Weighted average shares of common stock outstanding - diluted	57,054,425	57,051,173	57,053,909	54,219,807

Fourth Quarter 2012 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Amounts in thousands, except share and per share data)	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Funds from Operations (FFO) (1)
Net income	$41,821	$655	$51,601	$19,324
Depreciation and amortization of real estate assets (2)	16,656	15,723	63,011	58,543
Depreciation and amortization on unconsolidated real estate joint ventures (pro rata)	—	—	—	688
Gain on sale of real estate	(36,720)	—	(36,720)	(3,981)
FFO, as defined by NAREIT	21,757	16,378	77,892	74,574
Less: FFO attributable to Predecessor's controlled and noncontrolled owners' equity	—	—	—	(16,973)
Less: Nonforfeitable dividends on incentive stock awards	(88)	(89)	(354)	(316)
FFO attributable to common stock and common units	$21,669	$16,289	$77,538	$57,285
FFO per diluted share/unit	$0.38	$0.28	$1.35	$1.05
Weighted average number of common shares and common units, diluted (3)	57,266,950	57,258,935	57,262,767	54,417,123

FFO As Adjusted (1)
FFO	$21,757	$16,378	$77,892	$74,574
Early extinguishment of debt	—	—	—	25,867
Loan transfer and consent fees	—	—	—	9,019
Gain on acquisition of controlling interests (4)	—	—	—	(46,371)
FFO As Adjusted	21,757	16,378	77,892	63,089
Less: FFO As Adjusted attributable to Predecessor's controlled and noncontrolled owners' equity	—	—	—	(2,462)
Less: Nonforfeitable dividends on incentive stock awards	(88)	(89)	(354)	(316)
FFO As Adjusted attributable to common stock and units	$21,669	$16,289	$77,538	$60,311
FFO As Adjusted per diluted share/unit	$0.38	$0.28	$1.35	$1.11
Weighted average number of common shares and units, diluted (3)	57,266,950	57,258,935	57,262,767	54,417,123

Dividends
Dividends declared and paid	$12,114	$12,113	$48,452	$46,123
Dividends declared and paid per share/unit	$0.21	$0.21	$0.84	$0.80

Fourth Quarter 2012 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Amounts in thousands, except share and per share data)	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Funds Available for Distribution (FAD) (1)
FFO As Adjusted	$21,757	$16,378	$77,892	$63,089
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures (5)	(8,040)	(4,674)	(30,898)	(11,199)
Net effect of straight-line rents (6)	(2,125)	(694)	(7,580)	(3,778)
Amortization of net above (below) market rents (7)	(254)	506	237	1,117
Net effect of other lease intangibles (8)	71	(482)	268	584
Amortization of debt issuance costs and debt fair value adjustment	983	1,018	3,911	3,883
Non-cash compensation expense	724	713	2,852	2,615
Unrealized (gains) losses on marketable securities	—	(128)	538	(125)
Loss on sale of marketable securities	—	—	121	—
Nonforfeitable dividends on incentive stock awards	(88)	(89)	(354)	(316)
Adjustments related to discontinued operations	(303)	(199)	(1,313)	(544)
FAD	$12,725	$12,349	$45,674	$55,326

Summary of Capital Expenditures
Tenant improvements and leasing commissions (5)	$5,804	$2,753	$24,032	$6,635
Maintenance capital expenditures	2,236	1,921	6,866	4,564
	$8,040	$4,674	$30,898	$11,199

Notes:

(1)	See Glossary of Terms.

(2)
The year ended December 31, 2012 includes depreciation and amortization on 160 King Street, which was sold on December 4, 2012. The year ended December 31, 2011 includes depreciation and amortization on 160 King Street and Valencia Corporate Center, which was sold on August 30, 2011. 160 King Street and Valencia Corporate Center are classified as discontinued operations.

(3)
For the years ended December 31, 2012 and 2011, the weighted average common shares and common units used to compute FFO and FFO As Adjusted per diluted share/unit include operating partnership common units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO and FFO As Adjusted per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.

(4)
Represents the gain recognized upon acquisition of the outside ownership interests in the Solana Beach Centre entities and the Waikiki Beach Walk entities on January 19, 2011, in which we previously held a noncontrolling interest.

(5)	Includes $6.1 million of tenant improvements related to salesforce.com, which was identified during the IPO as a Use of Proceeds.

(6)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(7)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(8)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Fourth Quarter 2012 Supplemental Information	Page 8

CORPORATE GUIDANCE

(Unaudited, amounts in thousands, except share and per share data)
	2013 Guidance Range (1)
Funds from Operations (FFO)
Net income	$15,220	$20,054
Depreciation and amortization of real estate assets	64,040	64,040
FFO, as defined by NAREIT	79,260	84,094
Less: Nonfortfeitable dividends on incentive stock awards	(352)	(352)
FFO attributable to common stock and units	$78,908	$83,742
Weighted average number of common shares and units, diluted	57,270,283	57,270,283
FFO per diluted share	$1.38	$1.46
Notes:

(1)	The Company's guidance excludes any impact from future acquisitions, dispositions, equity issuances or repurchases, debt financings or repayments.

These estimates are forward-looking and reflect management's view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, interest rates and the amount and timing of acquisition and development activities. Our actual results may differ materially from these estimates.

Fourth Quarter 2012 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Amounts in thousands)	Three Months Ended December 31, 2012
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$24,104	$16,881	$3,895	$12,471	$57,351
Non-same store portfolio (1)	50	5,719	—	—	5,769
Total	24,154	22,600	3,895	12,471	63,120
Real estate expenses
Same-store portfolio	6,277	4,876	1,477	8,100	20,730
Non-same store portfolio (1)	30	1,474	—	—	1,504
Total	6,307	6,350	1,477	8,100	22,234
Net Operating Income (NOI), GAAP basis
Same-store portfolio	17,827	12,005	2,418	4,371	36,621
Non-same store portfolio (1)	20	4,245	—	—	4,265
Total	$17,847	$16,250	$2,418	$4,371	$40,886
Same-store portfolio NOI, GAAP basis	$17,827	$12,005	$2,418	$4,371	$36,621
Net effect of straight-line rents (2)	44	(519)	—	(92)	(567)
Amortization of net above (below) market rents (3)	(195)	198	—	226	229
Net effect of other lease intangibles (4)	—	85	—	(14)	71
Same-store portfolio NOI, cash basis	$17,676	$11,769	$2,418	$4,491	$36,354

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on December 31, 2012 and December 31, 2011. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Fourth Quarter 2012 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Amounts in thousands)	Year Ended December 31, 2012
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$82,955	$36,000	$14,852	$—	$133,807
Non-same store portfolio (1)	9,036	42,101	—	50,522	101,659
Total	91,991	78,101	14,852	50,522	235,466
Real estate expenses
Same-store portfolio	22,850	11,082	5,914	—	39,846
Non-same store portfolio (1)	2,105	12,698	—	31,465	46,268
Total	24,955	23,780	5,914	31,465	86,114
Net Operating Income (NOI), GAAP basis
Same-store portfolio	60,105	24,918	8,938	—	93,961
Non-same store portfolio (1)	6,931	29,403	—	19,057	55,391
Total	$67,036	$54,321	$8,938	$19,057	$149,352
Same-store portfolio NOI, GAAP basis	$60,105	$24,918	$8,938	$—	$93,961
Net effect of straight-line rents (2)	(715)	(2,976)	—	—	(3,691)
Amortization of net above (below) market rents (3)	225	(9)	—	—	216
Net effect of other lease intangibles (4)	—	327	—	—	327
Same-store portfolio NOI, cash basis	$59,615	$22,260	$8,938	$—	$90,813

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on December 31, 2012 and December 31, 2011. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Fourth Quarter 2012 Supplemental Information	Page 11

SAME-STORE PORTFOLIO NOI COMPARISON

(Amounts in thousands)	Three Months Ended			Year Ended
	December 31,			December 31,
	2012	2011	Change	2012	2011	Change
Cash Basis:
Retail	$17,676	$15,526	13.8%	$59,615	$57,424	3.8%
Office	11,769	9,719	21.1	22,260	22,138	0.6
Multifamily	2,418	2,129	13.6	8,938	8,743	2.2
Mixed-Use	4,491	4,136	8.6	—	—	—
	$36,354	$31,510	15.4%	$90,813	$88,305	2.8%

GAAP Basis:
Retail	$17,827	$14,512	22.8%	$60,105	$56,038	7.3%
Office	12,005	11,824	1.5	24,918	24,044	3.6
Multifamily	2,418	2,129	13.6	8,938	8,743	2.2
Mixed-Use	4,371	3,946	10.8	—	—	—
	$36,621	$32,411	13.0%	$93,961	$88,825	5.8%

Fourth Quarter 2012 Supplemental Information	Page 12

NOI BY REGION

(Amounts in thousands)	Three Months Ended December 31, 2012
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$7,147	$4,510	$2,418	$—	$14,075
Net effect of straight-line rents (2)	(109)	(137)	—	—	(246)
Amortization of net above (below) market rents (3)	(220)	48	—	—	(172)
Net effect of other lease intangibles	—	104	—	—	104
NOI, cash basis	6,818	4,525	2,418	—	13,761
Northern California
NOI, GAAP basis (1)	2,705	4,068	—	—	6,773
Net effect of straight-line rents (2)	(2)	(489)	—	—	(491)
Amortization of net above (below) market rents (3)	(67)	(67)	—	—	(134)
Net effect of other lease intangibles (4)	—	(19)	—	—	(19)
NOI, cash basis	2,636	3,493	—	—	6,129
Hawaii
NOI, GAAP basis (1)	4,695	—	—	4,371	9,066
Net effect of straight-line rents (2)	152	—	—	(92)	60
Amortization of net above (below) market rents (3)	174	—	—	226	400
Net effect of other lease intangibles (4)	—	—	—	(14)	(14)
NOI, cash basis	5,021	—	—	4,491	9,512
Oregon
NOI, GAAP basis (1)	—	4,156	—	—	4,156
Net effect of straight-line rents (2)	—	(50)	—	—	(50)
Amortization of net above (below) market rents (3)	—	151	—	—	151
Net effect of other lease intangibles (4)	—	—	—	—	—
NOI, cash basis	—	4,257	—	—	4,257
Texas
NOI, GAAP basis (1)	3,300	—	—	—	3,300
Net effect of straight-line rents (2)	1	—	—	—	1
Amortization of net above (below) market rents (3)	(82)	—	—	—	(82)
NOI, cash basis	3,219	—	—	—	3,219
Washington
NOI, GAAP basis (1)	—	3,516	—	—	3,516
Net effect of straight-line rents (2)	—	(1,399)	—	—	(1,399)
Amortization of net above (below) market rents (3)	—	(417)	—	—	(417)
NOI, cash basis	—	1,700	—	—	1,700
Total
NOI, GAAP basis (1)	17,847	16,250	2,418	4,371	40,886
Net effect of straight-line rents (2)	42	(2,075)	—	(92)	(2,125)
Amortization of net above (below) market rents (3)	(195)	(285)	—	226	(254)
Net effect of other lease intangibles (4)	—	85	—	(14)	71
NOI, cash basis	$17,694	$13,975	$2,418	$4,491	$38,578
Notes:

(1)	See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Fourth Quarter 2012 Supplemental Information	Page 13

NOI BREAKDOWN

Three Months Ended December 31, 2012
Portfolio Cash NOI Breakdown

Portfolio Diversification by Geographic Region	Portfolio Diversification by Segment

Portfolio GAAP NOI Breakdown

Portfolio Diversification by Geographic Region	Portfolio Diversification by Segment

Fourth Quarter 2012 Supplemental Information	Page 14

PROPERTY REVENUE AND OPERATING EXPENSES

(Amounts in thousands)	Three Months Ended December 31, 2012
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Retail Portfolio
Carmel Country Plaza	$857	$19	$183	$(201)
Carmel Mountain Plaza	2,532	43	697	(846)
South Bay Marketplace	538	25	239	(205)
Rancho Carmel Plaza	191	109	47	(80)
Lomas Santa Fe Plaza	1,306	32	302	(356)
Solana Beach Towne Centre	1,395	42	471	(477)
Del Monte Center	2,212	515	981	(1,114)
Geary Marketplace (5)	48	—	—	(2)
The Shops at Kalakaua	393	20	30	(66)
Waikele Center	4,403	469	1,081	(1,311)
Alamo Quarry Market	3,208	284	1,385	(1,658)
Subtotal Retail Portfolio	$17,083	$1,558	$5,416	$(6,316)
Office Portfolio
Torrey Reserve Campus (6)	$3,818	$160	$187	$(787)
Solana Beach Corporate Centre	1,694	1	37	(391)
The Landmark at One Market	4,742	21	157	(1,880)
One Beach Street	698	—	11	(256)
First & Main	2,756	117	29	(529)
Lloyd District Portfolio	2,852	267	110	(1,319)
City Center Bellevue (7)	3,391	494	108	(1,213)
Subtotal Office Portfolio	$19,951	$1,060	$639	$(6,375)
Multifamily Portfolio
Loma Palisades	$2,490	$171	$—	$(962)
Imperial Beach Gardens	652	48	—	(264)
Mariner's Point	296	22	—	(127)
Santa Fe Park RV Resort	195	17	—	(124)
Subtotal Multifamily Portfolio	$3,633	$258	$—	$(1,477)

Fourth Quarter 2012 Supplemental Information	Page 15

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Amounts in thousands)	Three Months Ended December 31, 2012
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail	$2,361	$1,147	$896	$(1,647)
Waikiki Beach Walk - Embassy Suites™	7,588	597	—	(6,451)
Subtotal Mixed-Use Portfolio	$9,949	$1,744	$896	$(8,098)
Total	$50,616	$4,620	$6,951	$(22,266)

Notes:

(1)
Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended December 31, 2012 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were approximately $19 and $1,351, respectively, for the three months ended December 31, 2012. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended December 31, 2012. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). Total abatements for our multifamily portfolio were insignificant for the three months ended December 31, 2012. For Waikiki Beach Walk - Embassy Suites TM, base rent is equal to the actual room revenue for the three months ended December 31, 2012.

(2)
Represents additional property-related income for the three months ended December 31, 2012, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).

(3)	Represents billed tenant expense reimbursements for the three months ended December 31, 2012.

(4)
Represents property operating expenses for the three months ended December 31, 2012. Property operating expenses includes all rental expenses, except non-cash rent expense and the provision for bad debt recorded for deferred rent receivables.

(5)	Includes revenue and expenses since the acquisition of Geary Marketplace for the period from December 19, 2012 to December 31, 2012.

(6)
Base rent shown includes amounts related to American Assets Trust, L.P.'s lease at ICW Plaza. This intercompany rent is eliminated in the consolidated statement of operations. The base rent was $134 and abatements were $134 for the three months ended December 31, 2012.

(7)	Includes revenue and expenses since the acquisition of City Center Bellevue for the period from August 21, 2012 to December 31, 2012.

Fourth Quarter 2012 Supplemental Information	Page 16

SEGMENT CAPITAL EXPENDITURES

(Amounts in thousands)	Three Months Ended December 31, 2012
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$1,893	$565	$2,458	$—	$19	$2,477
Office Portfolio	3,896	1,030	4,926	1,608	74	6,608
Multifamily Portfolio	—	182	182	—	—	182
Mixed-Use Portfolio	15	459	474	—	—	474
Total	$5,804	$2,236	$8,040	$1,608	$93	$9,741

	Year Ended December 31, 2012
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$10,114	$1,962	$12,076	$1,905	$230	$14,211
Office Portfolio	13,882	3,249	17,131	1,993	3,012	22,136
Multifamily Portfolio	—	964	964	—	—	964
Mixed-Use Portfolio	36	691	727	—	—	727
Total	$24,032	$6,866	$30,898	$3,898	$3,242	$38,038

Fourth Quarter 2012 Supplemental Information	Page 17

SUMMARY OF OUTSTANDING DEBT

(Amounts in thousands)	Amount
	Outstanding at		Annual Debt		Balance at
Debt	December 31, 2012	Interest Rate	Service	Maturity Date	Maturity
Alamo Quarry Market (1)(2)	$93,942	5.67%	$7,567	January 8, 2014	$91,717
Waikele Center (4)	140,700	5.15	7,360	November 1, 2014	140,700
The Shops at Kalakaua (4)	19,000	5.45	1,053	May 1, 2015	19,000
The Landmark at One Market (2)(4)	133,000	5.61	7,558	July 5, 2015	133,000
Del Monte Center (4)	82,300	4.93	4,121	July 8, 2015	82,300
First & Main (4)	84,500	3.97	3,397	July 1, 2016	84,500
Imperial Beach Gardens (4)	20,000	6.16	1,250	September 1, 2016	20,000
Mariner's Point (4)	7,700	6.09	476	September 1, 2016	7,700
South Bay Marketplace (4)	23,000	5.48	1,281	February 10, 2017	23,000
Waikiki Beach Walk - Retail (4)	130,310	5.39	7,020	July 1, 2017	130,310
Solana Beach Corporate Centre III-IV (5)	37,204	6.39	2,798	August 1, 2017	35,136
Loma Palisades (4)	73,744	6.09	4,553	July 1, 2018	73,744
One Beach Street (4)	21,900	3.94	875	April 1, 2019	21,900
Torrey Reserve - North Court (1)	21,659	7.22	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (1)	7,294	6.36	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (1)	11,637	5.91	855	June 1, 2020	10,169
Solana Beach Towne Centre (1)	38,790	5.91	2,849	June 1, 2020	33,898
City Center Bellevue (4)	111,000	3.98	4,479	November 1, 2022	111,000
Total / Weighted Average	$1,057,680	5.26%	$59,888		$1,043,956
Unamortized fair value adjustment	(12,998)
Secured Notes Payable	$1,044,682
Fixed Rate Debt Ratio of Secured Notes Payable
Fixed rate debt	100%

Notes:

(1)	Principal payments based on a 30-year amortization schedule.

(2)
Maturity date is the earlier of the loan maturity date under the loan agreement, or the "Anticipated Repayment Date" as specifically defined in the loan agreement, which is the date after which substantial economic penalties apply if the loan has not been paid off.

(3)	Principal payments based on a 20-year amortization schedule.

(4)	Interest only.

(5)
Loan was interest only through August 2012. Beginning in September 2012, principal payments are based on a 30-year amortization schedule. Annual debt service is for the period October 1, 2012 through September 30, 2013.

Fourth Quarter 2012 Supplemental Information	Page 18

MARKET CAPITALIZATION

(Amounts in thousands, except per share data)

Market data	December 31, 2012
Common shares outstanding	39,664
Common units outstanding	18,024
Common shares and common units outstanding	57,688
Market price per common share	$27.93
Equity market capitalization	$1,611,226
Total debt	$1,057,680
Total market capitalization	$2,668,906
Less: Cash on hand	$(42,479)
Total enterprise value	$2,626,427
Total assets, gross	$2,098,081

Total debt/Total capitalization	39.6%
Total debt/Total enterprise value	40.3%
Net debt/Total enterprise value (1)	38.7%
Total debt/Total assets, gross	50.4%

Total debt/EBITDA (2)(3)	7.0	x
Net debt/EBITDA (2)(3)	6.7	x
Interest coverage ratio (4)	2.5	x
Fixed charge coverage ratio (4)	2.5	x

Notes:

(1)	Net debt is equal to total debt less cash on hand.

(2)	See Glossary of Terms for discussion of EBITDA.

(3)	As used here, EBITDA represents the actual for the three months ended December 31, 2012 annualized.

(4)	Calculated as EBITDA divided by interest on borrowed funds, including capitalized interest and excluding debt fair value adjustments and loan fee amortization.

Fourth Quarter 2012 Supplemental Information	Page 19

SUMMARY OF REDEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

In-Process Development Projects
Property	Property Type	Location	Estimated Start Date	Estimated Completion Date	Estimated Stabilization Date (1)	Estimated Rentable Square Feet	Cost Incurred to Date (2)	Total Estimated Investment (2)	Estimated Stabilized Yield (3)
Torrey Reserve III & IV	Office	San Diego, CA	2012	2014	2015	81,500	$6,413,000	$34,100,000	8.6%
Carmel Mountain Plaza	Retail	San Diego, CA	2012	2013	2013	10,000	$495,000	$800,000	37.5%

Development/Redevelopment Pipeline
Property	Property Type	Location	Estimated Square Footage (4)	Multifamily Units
Solana Beach Corporate Centre (Building 5)	Retail	Solana Beach, CA	10,000	N/A
Lomas Santa Fe Plaza	Retail	Solana Beach, CA	45,000	N/A
Sorrento Pointe	Office	San Diego, CA	88,000	N/A
Lloyd District Portfolio (5)	Mixed Use	Portland, OR	53,000	637
Solana Beach - Highway 101	Mixed Use	Solana Beach, CA	48,000	36

Notes:

(1)	Based on management's estimation of stabilized occupancy (95%).

(2)	Excludes allocated land costs and capitalized interest costs capitalized in accordance with Accounting Standards Codification ("ASC") 835-20-50-1.

(3)	Calculated as return on invested capital when project has reached stabilized occupancy, and excludes allocated land costs and interest cost capitalized in accordance with ASC 838-20-50-1.

(4)	Represents commercial portion of development opportunity for Lloyd District Portfolio and Solana Beach - Highway 101.

(5)	Development plans began during the second quarter of 2012.

Fourth Quarter 2012 Supplemental Information	Page 20

PORTFOLIO DATA

Fourth Quarter 2012 Supplemental Information	Page 21

PROPERTY REPORT

As of December 31, 2012				Retail and Office Portfolios
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased
Property	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	100.0%	$3,418,273	$43.77		Sharp Healthcare, San Diego County Credit Union
Carmel Mountain Plaza (7)	San Diego, CA	1994	13	520,228	92.1	10,333,487	21.57	Sears	Sports Authority, Nordstrom Rack
South Bay Marketplace (7)	San Diego, CA	1997	9	132,877	100.0	2,150,465	16.18		Ross Dress for Less, Grocery Outlet
Rancho Carmel Plaza	San Diego, CA	1993	3	30,421	89.3	765,496	28.18		Oggi's Pizza & Brewing Co., Sprint PCS Assets
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	94.8	5,265,448	26.50		Vons, Ross Dress for Less
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	99.4	5,652,581	23.05		Dixieline Probuild, Marshalls
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	676,571	98.9	9,192,149	13.74	Macy's, KLA Monterrey	Century Theatres, Macy's Furniture Gallery
Geary Marketplace	Walnut Creek, CA	2012	3	35,156	100.0	1,068,883	30.40		Sprouts Farmer Market, Freebirds Wild Burrito
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,569,640	134.49		Whalers General Store, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	537,823	94.8	17,616,476	34.55	Lowe's, Kmart, Sports Authority, Foodland Super Market	Old Navy, Officemax
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,501	99.9	12,895,221	21.90	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market
Subtotal/Weighted Average Retail Portfolio			102	3,068,645	97.0%	$69,928,119	$23.49
Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000	9	456,850	93.1%	$15,431,733	$36.28
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	212,019	93.5	6,752,284	34.06
The Landmark at One Market (8)	San Francisco, CA	1917/2000	1	421,934	100.0	18,966,745	44.95
One Beach Street	San Francisco, CA	1924/1972/1987/1992	1	97,614	100.0	2,794,437	28.63
First & Main	Portland, OR	2010	1	361,229	98.8	11,150,871	31.24
Lloyd District Portfolio	Portland, OR	1940-2011	6	605,413	85.3	11,462,073	22.20
City Center Bellevue	Bellevue, WA	1987	1	490,508	92.1	13,595,919	30.10
Subtotal/Weighted Average Office Portfolio			23	2,645,567	93.3%	$80,154,062	$32.47
Total/Weighted Average Retail and Office Portfolio			125	5,714,212	95.3%	$150,082,181	$27.56

Fourth Quarter 2012 Supplemental Information	Page 22

PROPERTY REPORT (CONTINUED)

As of December 31, 2012
							Average
			Number				Monthly
		Year Built/	of		Percentage	Annualized	Base Rent per
Property	Location	Renovated	Buildings	Units	Leased (2)	Base Rent (3)	Leased Unit (4)
Loma Palisades	San Diego, CA	1958/2001-2008	80	548	97.4%	$9,932,424	$1,551
Imperial Beach Gardens	Imperial Beach, CA	1959/2008-present	26	160	98.8	2,619,372	$1,381
Mariner's Point	Imperial Beach, CA	1986	8	88	100.0	1,189,188	$1,126
Santa Fe Park RV Resort (9)	San Diego, CA	1971/2007-2008	1	126	74.0	913,200	$816
Total/Weighted Average Multifamily Portfolio			115	922	94.7%	$14,654,184	$1,399

Mixed-Use Portfolio
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased	Retail
Retail Portion	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,707	95.5%	$9,977,318	$108.03		Yardhouse, Ruth's Chris

							Annualized
			Number				Revenue per
		Year Built/	of		Average	Average	Available
Hotel Portion	Location	Renovated	Buildings	Units	Occupancy (10)	Daily Rate(10)	Room (10)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008	2	369	84.3%	$265.13	$223.50
Notes:

(1)
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2)
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of December 31, 2012, including leases which may not have commenced as of December 31, 2012. Percentage leased for our multifamily properties includes total units rented as of December 31, 2012.

(3)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended December 31, 2012, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of December 31, 2012. Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of December 31, 2012.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.

(7)	Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	127,112	$1,020,900
South Bay Marketplace	1	2,824	$91,320
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$459,075

(8)
This property contains 421,934 net rentable square feet consisting of The Landmark at One Market (377,714 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2016, which we have the option to extend until 2026 pursuant to two five-year extension options.

(9)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended December 31, 2012, the highest average monthly occupancy rate for this property was 92%, occurring in July 2012. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(10)
Average occupancy represents the percentage of available units that were sold during the three months ended December 31, 2012, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended December 31, 2012, by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended December 31, 2012 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Fourth Quarter 2012 Supplemental Information	Page 23

RETAIL LEASING SUMMARY

As of December 31, 2012
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2012	13	100%	33,269	$33.32	$31.86	$48,639	4.6%	12.3%	3.7	$61,650	$1.85
3rd Quarter 2012	15	100%	56,673	$25.90	$25.04	$48,868	3.4%	8.4%	4.9	$111,000	$1.96
2nd Quarter 2012	15	100%	96,932	$32.25	$31.13	$95,543	3.6%	5.8%	5.0	$996,157	$11.75
1st Quarter 2012	13	100%	27,115	$43.83	$46.10	$(61,374)	(4.9)%	4.0%	5.6	$293,673	$10.83
Total 12 months	56	100%	213,989	$32.20	$31.53	$131,676	2.0%	13.2%	4.8	$1,462,480	$7.50

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2012	—	—	—	—	—	$—	—	—	—	$—	—
3rd Quarter 2012	1	7%	1,392	$42.00	$56.75	$(20,532)	(26.0)%	(26.0)%	4.2	$—	—
2nd Quarter 2012	2	13%	20,545	$42.25	$30.59	$98,174	38.1%	42.5%	9.5	$976,884	$47.55
1st Quarter 2012	3	23%	4,906	$36.98	$38.31	$(6,541)	(3.5)%	(6.2)%	7.1	$223,548	$45.57
Total 12 months	6	11%	26,843	$41.27	$33.36	$71,101	7.9%	85.9%	8.8	$1,200,432	$44.72

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2012	13	100%	33,269	$33.32	$31.86	$48,639	4.6%	12.3%	3.7	$61,650	$1.85
3rd Quarter 2012	14	93%	55,281	$25.50	$24.24	$69,400	5.2%	10.5%	4.9	$111,000	$2.01
2nd Quarter 2012	13	87%	76,387	$31.15	$31.18	$(2,631)	(0.1)%	1.9%	4.5	$19,273	$0.25
1st Quarter 2012	10	77%	22,209	$45.35	$47.82	$(54,833)	(5.2)%	6.0%	5.2	$70,125	$3.16
Total 12 months	50	89%	187,146	$31.55	$31.23	$60,575	1.0%	6.5%	4.6	$262,048	$1.40

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2012	13	33,269	$33.32	3.7	$61,650	$1.85
3rd Quarter 2012	19	78,236	$25.10	5.0	$939,550	$12.01
2nd Quarter 2012	19	134,567	$32.16	6.4	$2,738,277	$20.35
1st Quarter 2012	16	31,896	$41.65	5.3	$319,483	$10.02
Total 12 months	67	277,968	$31.40	5.6	$4,058,960	$14.60
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Fourth Quarter 2012 Supplemental Information	Page 24

OFFICE LEASING SUMMARY

As of December 31, 2012
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2012	14	100%	93,022	$39.76	$34.28	$509,561	16.0%	16.1%	3.3	$82,927	$0.89
3rd Quarter 2012	15	100%	71,469	$29.88	$28.71	$83,359	4.1%	11.7%	3.2	$339,270	$4.75
2nd Quarter 2012	10	100%	70,231	$44.88	$34.59	$722,907	29.8%	49.4%	5.5	$339,141	$4.83
1st Quarter 2012	13	100%	52,132	$30.26	$34.69	$(231,039)	(12.8)%	(2.6)%	4.2	$710,939	$13.64
Total 12 months	52	100%	286,854	$36.83	$33.04	$1,084,788	11.4%	19.9%	4.0	$1,472,277	$5.13

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2012	2	14%	10,096	$30.03	$34.67	$(46,826)	(13.4)%	(18.0)%	1.9	$—	—
3rd Quarter 2012	3	20%	4,427	$34.44	$37.42	$(13,172)	(8.0)%	(1.4)%	3.6	$17,592	$3.97
2nd Quarter 2012	5	50%	39,469	$51.69	$33.05	$735,528	56.4%	69.6%	6.4	$274,361	$6.95
1st Quarter 2012	6	46%	12,283	$35.51	$34.74	$9,473	2.2%	20.1%	4.1	$293,958	$23.93
Total 12 months	16	31%	66,275	$44.24	$33.90	$685,003	30.5%	42.6%	5.1	$585,911	$8.84

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2012	12	86%	82,926	$40.95	$34.24	$556,387	19.6%	20.3%	3.5	$82,927	$1.00
3rd Quarter 2012	12	80%	67,042	$29.58	$28.14	$96,531	5.1%	12.9%	3.2	$321,678	$4.80
2nd Quarter 2012	5	50%	30,762	$36.15	$36.56	$(12,621)	(1.1)%	19.7%	4.4	$64,780	$2.11
1st Quarter 2012	7	54%	39,849	$28.64	$34.67	$(240,512)	(17.4)%	(9.0)%	4.2	$416,981	$10.46
Total 12 months	36	69%	220,579	$34.60	$32.79	$399,785	5.5%	12.5%	3.7	$886,366	$4.02

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2012	16	95,263	$39.66	3.3	$82,927	$0.87
3rd Quarter 2012	23	94,803	$30.08	3.4	$698,008	$7.36
2nd Quarter 2012	13	82,830	$41.48	5.9	$1,202,425	$14.52
1st Quarter 2012	16	63,969	$29.02	4.0	$907,761	$14.19
Total 12 months	68	336,865	$35.39	4.1	$2,891,121	$8.58
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Fourth Quarter 2012 Supplemental Information	Page 25

MULTIFAMILY LEASING SUMMARY

As of December 31, 2012

Lease Summary - Loma Palisades
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2012	534	97.4%	$9,932,424	$1,551
3rd Quarter 2012	548	100.0%	$9,951,864	$1,513
2nd Quarter 2012	541	98.7%	$9,419,424	$1,451
1st Quarter 2012	489	89.2%	$9,419,892	$1,606

Lease Summary - Imperial Beach Garden
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2012	158	98.8%	$2,619,372	$1,381
3rd Quarter 2012	158	98.8%	$2,596,812	$1,369
2nd Quarter 2012	159	99.4%	$2,555,880	$1,339
1st Quarter 2012	143	89.4%	$2,388,684	$1,392

Lease Summary - Mariner's Point
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2012	88	100.0%	$1,189,188	$1,126
3rd Quarter 2012	88	100.0%	$1,158,144	$1,097
2nd Quarter 2012	86	97.7%	$1,101,828	$1,068
1st Quarter 2012	85	96.6%	$1,063,440	$1,042

Lease Summary - Santa Fe Park RV Resort
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2012	93	74.0%	$913,200	$816
3rd Quarter 2012	93	73.8%	$873,204	$783
2nd Quarter 2012	115	97.0%	$1,022,496	$743
1st Quarter 2012	98	78.0%	$727,224	$617

Total Multifamily Lease Summary
	Number of Leased Unit	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2012	873	94.7%	$14,654,184	$1,399
3rd Quarter 2012	887	96.2%	$14,580,024	$1,370
2nd Quarter 2012	901	97.7%	$14,099,628	$1,304
1st Quarter 2012	815	88.4%	$13,599,240	$1,390
Notes:

(1)	Percentage leased for our multifamily properties includes total units rented as of each respective quarter end date.

(2)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) as of each respective quarter end date.

(3)	Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of each respective quarter end date.

Fourth Quarter 2012 Supplemental Information	Page 26

MIXED-USE LEASING SUMMARY

As of December 31, 2012

Lease Summary - Retail Portion
	Number of Leased Square Feet	Percentage leased (1)	Annualized Base Rent (2)	Annualized base Rent per Leased Square Foot (3)
Quarter
4th Quarter 2012	92,333	95.5%	$9,977,318	$108
3rd Quarter 2012	94,025	97.4%	$9,208,893	$98
2nd Quarter 2012	90,699	93.9%	$9,494,329	$105
1st Quarter 2012	95,423	98.8%	$9,592,426	$101

Lease Summary - Hotel Portion
	Number of Leased Units	Average Occupancy (4)	Average Daily Rate (4)	Annualized Revenue per Available Room (4)
Quarter
4th Quarter 2012	328	84.3%	$265	$224
3rd Quarter 2012	333	89.7%	$293	$263
2nd Quarter 2012	334	88.7%	$250	$222
1st Quarter 2012	341	92.2%	$248	$228
Notes:

(1)	Percentage leased for mixed-use property includes square footage under leases as of December 31, 2012, including leases which may not have commenced as of December 31, 2012.

(2)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended December 31, 2012, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(3)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of December 31, 2012.

(4)
Average occupancy represents the percentage of available units that were sold during the three months ended December 31, 2012, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for each respective quarter period by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for each respective quarter period and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Fourth Quarter 2012 Supplemental Information	Page 27

LEASE EXPIRATIONS

As of December 31, 2012
Assumes no exercise of lease options
	Office					Retail					Mixed-Use (Retail Portion Only)					Total
			% of	% of	Annualized			% of	% of	Annualized			% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring		Retail	Total	Base Rent	Expiring		Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	35,557		1.3%	0.6%	$6.82	19,274		0.6%	0.3%	$30.30	5,105		5.3%	0.1%	$15.49	59,936	1.0%	$15.11
2013	189,760		7.2	3.3	$30.65	319,639	(2)	10.4	5.5	$26.98	8,048		8.3	0.1	$120.80	517,447	8.9	$29.79
2014	227,965		8.6	3.9	$30.18	406,347		13.2	7.0	$28.98	2,438		2.5	—	$227.99	636,750	11.0	$30.17
2015	389,307		14.7	6.7	$31.18	240,152		7.8	4.1	$25.92	11,607		12.0	0.2	$219.27	641,066	11.0	$32.61
2016	250,823	(3)(4)	9.5	4.3	$29.56	186,468		6.1	3.2	$34.29	12,402		12.8	0.2	$146.97	449,693	7.7	$34.76
2017	308,855	(6)	11.7	5.3	$39.87	327,463		10.7	5.6	$24.71	7,407	(5)	7.7	0.1	$156.42	643,725	11.1	$33.50
2018	187,428		7.1	3.2	$34.44	930,231		30.3	16.0	$16.78	4,673		4.8	0.1	$142.23	1,122,332	19.3	$20.25
2019	245,469		9.3	4.2	$38.97	78,364	(7)	2.6	1.3	$28.63	11,690		12.1	0.2	$53.16	335,523	5.8	$37.05
2020	243,114	(8)	9.2	4.2	$39.23	118,506		3.9	2.0	$8.87	17,843		18.5	0.3	$44.82	379,463	6.5	$30.02
2021	198,313		7.5	3.4	$35.10	42,990		1.4	0.7	$39.26	—		—	—	—	241,303	4.2	$35.84
2022	9,364		0.4	0.2	$20.00	143,655		4.7	2.5	$30.07	10,617		11.0	0.2	$71.39	163,636	2.8	$32.18
Thereafter	103,450		3.8	1.8	$25.49	156,032		5.1	2.7	$21.31	—		—	—	—	259,482	4.5	$22.98
Signed Leases Not Commenced	78,794		3.0	1.4	—	6,488		0.2	0.1	—	503		0.5	—	—	85,785	1.5	—
Available	177,368		6.7	3.1	—	93,036		3.0	1.6	—	4,374		4.5	0.1	—	274,778	4.7	—
Total	2,645,567		100.0%	45.6%	$30.30	3,068,645		100.0%	52.6%	$22.79	96,707		100.0%	1.6%	$103.17	5,810,919	100.0%	$27.54

Assumes all lease options are exercised
	Office					Retail					Mixed-Use (Retail Portion Only)					Total
			% of	% of	Annualized			% of	% of	Annualized			% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring		Retail	Total	Base Rent	Expiring		Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	35,557		1.3%	0.6%	$6.82	19,274		0.6%	0.3%	$30.30	5,105		5.3%	0.1%	$15.49	59,936	1.0%	$15.11
2013	139,015		5.3	2.4	$30.46	128,841		4.2	2.2	$34.77	8,048		8.3	0.1	$120.80	275,904	4.7	$35.11
2014	57,609		2.2	1.0	$31.10	166,573		5.4	2.9	$30.92	2,438		2.5	—	$227.99	226,620	3.9	$33.09
2015	166,110		6.3	2.9	$34.36	56,632		1.9	1.0	$34.79	5,393		5.6	0.1	$181.55	228,135	3.9	$37.95
2016	199,017		7.5	3.4	$28.17	57,418		1.9	1.0	$29.32	8,374		8.7	0.1	$160.13	264,809	4.6	$32.59
2017	51,303		1.9	0.9	$32.13	101,182		3.3	1.7	$31.31	6,367		6.6	0.1	$153.15	158,852	2.7	$36.46
2018	58,884		2.2	1.0	$32.50	156,254		5.1	2.7	$21.62	4,673		4.8	0.1	$142.23	219,811	3.8	$27.10
2019	116,098		4.4	2.0	$31.85	136,241		4.4	2.3	$24.68	—		—	—	—	252,339	4.3	$27.98
2020	203,360		7.7	3.5	$28.15	211,242		6.9	3.6	$20.97	1,951		2.0	—	$135.66	416,553	7.2	$25.01
2021	44,276		1.7	0.8	$31.85	54,991		1.8	0.9	$46.19	10,242		10.6	0.2	$199.93	109,509	1.9	$54.77
2022	339,696		12.8	5.8	$32.33	83,663		2.7	1.4	$34.69	10,617		11.0	0.2	$71.39	433,976	7.5	$33.74
Thereafter	978,480	(6)(8)	37.0	16.8	$38.01	1,796,810	(7)	58.6	30.9	$20.19	28,622		29.6	0.5	$46.82	2,803,912	48.3	$26.68
Signed Leases Not Commenced	78,794		3.0	1.4	—	6,488		0.2	0.1	—	503		0.5	—	—	85,785	1.5	—
Available	177,368		6.7	3.1	—	93,036		3.0	1.6	—	4,374		4.5	0.1	—	274,778	4.7	—
Total	2,645,567		100.0%	45.6%	$30.30	3,068,645		100.0%	52.6%	$22.79	96,707		100.0%	1.6%	$103.17	5,810,919	100.0%	$27.54

Fourth Quarter 2012 Supplemental Information	Page 28

LEASE EXPIRATIONS (CONTINUED)

As of December 31, 2012

Notes:

(1)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended December 31, 2012 for the leases expiring during the applicable period, by (ii) 12.

(2)
The expirations include 1,900 square feet currently leased by Yankee Candle at Alamo Quarry Market, for which Lucchese Boot Company has signed an agreement to lease such space upon Yankee Candle's lease termination from January 31, 2013 through May 31, 2013.

(3)
The expirations include 2,823 square feet currently leased by Windermere Services, Inc. at Lloyd District Portfolio, for which Pinnacle Capital has signed an agreement to lease such space upon Windermere Services, Inc.'s lease termination from March, 31 2013 through March 31, 2016.

(4)
The expirations include 2,220 square feet currently leased by Northwest Media at City Center Bellevue, for which PAH Investments, LLC has signed an agreement to lease such space upon Northwest Media's lease termination from January 31, 2013 through February 28, 2016.

(5)
The expirations include 503 square feet currently leased by Kaiwa at Waikiki Beach Walk - Retail, for which Natur Hawii has signed an agreement to lease such space upon Kaiwa's lease termination from December 31, 2012 through December 31, 2017.

(6)
The expirations include 45,795 square feet currently leased by Microsoft Corporation at The Landmark at One Market, for which Autodesk, Inc. has signed an agreement to lease such space upon Microsoft's lease termination from December 31, 2012 through December 31, 2017, with an option to extend the lease through December 31, 2023.

(7)
The expirations include 966 square feet currently leased by Quarry Nails at Alamo Quarry Market, for which Whole Earth Provision Co. has signed an agreement to lease such space upon Quarry Nails' lease termination from March 31, 2013 through January 21, 2019, with an option to extend the lease through January 31, 2029.

(8)
The expirations include 27,226 square feet currently leased by Simpson Gumpterz & Heger at The Landmark at One Market, for which salesforce.com has signed an agreement to lease such space upon Simpson Gumpterz & Heger's lease termination from October 31, 2013 through April 30, 2020, with an option to extend the lease through April 30, 2030.

Fourth Quarter 2012 Supplemental Information	Page 29

PORTFOLIO LEASED STATISTICS

	At December 31, 2012				At December 31, 2011
Type	Size	Leased (1)		Leased %	Size		Leased (1)		Leased %
Overall Portfolio Statistics
Retail Properties (square feet)	3,068,645	2,975,609		97.0%	3,031,339		2,878,832		95.0%
Office Properties (square feet) (3)	2,645,567	2,468,199		93.3%	2,061,742		1,936,678		93.9%
Multifamily Properties (units)	922	873		94.7%	922		846		91.8%
Mixed-Use Properties (square feet)	96,707	92,333		95.5%	96,569		95,783		99.2%
Mixed-Use Properties (units)	369	328	(4)	88.9%	369		326.196	(4)	88.4%

Same-Store(2) Statistics
Retail Properties (square feet)	3,033,489	2,940,453		96.9%	2,784,609	(5)	2,638,754		94.8%
Office Properties (square feet)	2,057,445	1,918,897		93.3%	878,735	(6)	848,555		96.6%
Multifamily Properties (units)	922	873		94.7%	922		846		91.8%
Mixed-Use Properties (square feet)	96,707	92,333		95.5%	—	(7)	—		—%
Mixed-Use Properties (units)	369	328	(4)	88.9%	—	(7)	—		—%

Notes:

(1)
Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.

(2)	See Glossary of Terms.

(3)	Excludes 160 King Street, which was sold on December 4, 2012.

(4)	Represents average occupancy for the years ended December 31, 2012 and December 31, 2011.

(5)	Excludes Solana Beach Towne Centre, as the controlling interest in this entity was acquired on January 19, 2011.

(6)
Excludes Solana Beach Corporate Centre, as the controlling interest in this entity was acquired on January 19, 2011, First & Main, as it was acquired on March 11, 2011, Lloyd District Portfolio, as it was acquired on July 1, 2011, One Beach Street, as it was acquired on January 24, 2012 and City Center Bellevue, as it was acquired on August 21, 2012.

(7)	Excludes the Waikiki Beach Walk property, as the controlling interest in this entity was acquired on January 19, 2011.

Fourth Quarter 2012 Supplemental Information	Page 30

TOP TENANTS - RETAIL

As of December 31, 2012
	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Lowe's	Waikele Center	5/31/2018	155,000	5.1%	2.7%	$4,221,786	6.0%	2.6%
2	Kmart	Waikele Center	6/30/2018	119,590	3.9	2.1	3,826,880	5.5	2.4
3	Foodland Super Market	Waikele Center	1/25/2014	50,000	1.6	0.9	2,430,981	3.5	1.5
4	Sports Authority	Carmel Mountain Plaza,Waikele Center	11/30/2013 7/18/2018	90,722	3.0	1.6	2,076,602	3.0	1.3
5	Nordstrom Rack	Carmel Mountain Plaza, Alamo Quarry Market	9/30/2022 10/31/2022	69,047	2.3	1.2	1,990,316	2.8	1.2
6	Sprouts Farmers Market	Solana Beach Towne Centre, Carmel Mountain Plaza, Geary Marketplace	6/30/2014 3/31/2025 9/30/2032	71,431	2.3	1.2	1,763,776	2.5	1.1
7	Ross Dress for Less	Lomas Santa Fe Plaza, Carmel Mountain Plaza, South Bay Marketplace	1/31/2013 1/31/2014 1/31/2018	81,125	2.6	1.4	1,595,826	2.3	1.0
8	Old Navy	South Bay Marketplace, Waikele Center, Alamo Quarry Market	4/30/2016 7/31/2016 9/30/2017	59,780	1.9	1.0	*	*	*
9	Officemax	Waikele Center, Alamo Quarry Market	1/31/2014 9/30/2017	47,962	1.6	0.8	1,176,511	1.7	0.7
10	Marshalls	Solana Beach Towne Centre, Carmel Mountain Plaza	1/13/2015 1/31/2019	68,055	2.2	1.2	1,106,146	1.6	0.7
	Top 10 Retail Tenants Total			812,712	26.5%	14.1%	$20,188,824	28.9%	12.5%

*	Data withheld at tenant's request.

Fourth Quarter 2012 Supplemental Information	Page 31

TOP TENANTS - OFFICE

As of December 31, 2012
	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/2019 4/30/2020 5/31/2021	226,892	8.6%	3.9%	$10,624,175	13.3%	6.6%
2	Veterans Benefits Administration	First & Main	8/31/2020	93,572	3.5	1.6	3,006,453	3.8	1.9
3	Autodesk, Inc.	The Landmark at One Market	12/31/2015 12/31/2017	68,869	2.6	1.2	2,984,838	3.7	1.9
4	Microsoft Corporation	The Landmark at One Market	12/31/2012	45,795	1.7	0.8	2,976,675	3.7	1.9
5	Treasury Tax Administration	First & Main	8/31/2015	70,660	2.7	1.2	2,583,330	3.2	1.6
6	Insurance Company of the West	Torrey Reserve Campus	12/31/2016	81,040	3.1	1.4	2,449,631	3.1	1.5
7	Treasury Call Center	First & Main	8/31/2020	63,648	2.4	1.1	2,184,302	2.7	1.4
8	Caradigm USA LLC	City Center Bellevue	8/14/2017	68,956	2.6	1.2	2,103,158	2.6	1.3
9	Alliant International University	One Beach Street	10/31/2019	64,161	2.4	1.1	1,775,176	2.2	1.1
10	Portland Energy Conservation	First & Main	1/31/2021	73,422	2.8	1.3	1,588,118	2.0	1.0
	Top 10 Office Tenants Total			857,015	32.4%	14.8%	$32,275,856	40.3%	20.2%

Fourth Quarter 2012 Supplemental Information	Page 32

APPENDIX

Fourth Quarter 2012 Supplemental Information	Page 33

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three months and year ended December 31, 2012 and 2011 is as follows:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Net income	$41,821	$655	$51,601	$19,324
Depreciation and amortization (including discontinued operations)	16,656	15,723	63,011	58,543
Interest expense (including discontinued operations)	15,521	14,696	59,043	56,552
Interest income	(7)	(535)	(336)	(1,621)
Income tax expense	460	(82)	1,016	831
Gain on sale of real estate	(36,720)	—	(36,720)	(3,981)
EBITDA	$37,731	$30,457	$137,615	$129,648

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure that begins with EBITDA and includes adjustments for certain items that we believe are not representative of ongoing operating performance. We use Adjusted EBITDA as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
EBITDA	$37,731	$30,457	$137,615	$129,648
Early extinguishment of debt	—	—	—	25,867
Loan transfer and consent fees	—	—	—	8,808
Gain on acquisition	—	—	—	(46,371)
Adjusted EBITDA	$37,731	$30,457	$137,615	$117,952

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Funds From Operations As Adjusted (FFO As Adjusted): FFO As Adjusted is a supplemental measure of real estate companies' operating performances. We use FFO As Adjusted as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions. However, other REITs may use different methodologies for defining adjustments and, accordingly, our FFO As Adjusted may not be comparable to other REITs.

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GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements, lease termination fees, ground lease rental income and other property income) less property and related expenses (property expenses, ground lease expense, property marketing costs, real estate taxes and insurance). NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expense, other nonproperty income and losses, gains and losses from property dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended		Year Ended
	December 31,		December 31,
Reconciliation of NOI to net income	2012	2011	2012	2011
Total NOI	$40,886	$32,566	$149,352	$125,906
General and administrative	(4,063)	(3,091)	(15,593)	(13,627)
Depreciation and amortization	(16,576)	(15,293)	(61,853)	(55,936)
Interest expense	(15,152)	(14,236)	(57,328)	(54,580)
Early extinguishment of debt	—	—	—	(25,867)
Loan transfer and consent fees	—	—	—	(8,808)
Gain on acquisition	—	—	—	46,371
Other income (expense), net	(273)	614	(629)	212
Income from continuing operations	4,822	560	13,949	13,671
Discontinued operations
Income from discontinued operations	279	95	932	1,672
Gain on sale of real estate property	36,720	—	36,720	3,981
Results from discontinued operations	36,999	95	37,652	5,653
Net income	41,821	655	51,601	19,324
Net income attributable to restricted shares	(133)	(132)	(529)	(482)
Net loss attributable to Predecessor's noncontrolling interests in consolidated real estate entities	—	—	—	2,458
Net income attributable to Predecessor's controlled owners' equity	—	—	—	(16,995)
Net loss attributable to unitholders in the Operating Partnership	(13,111)	(179)	(16,133)	(1,388)
Net income attributable to American Assets Trust, Inc. stockholders	$28,577	$344	$34,939	$2,917

Overall Portfolio: Includes all operating properties owned by us as of December 31, 2012.

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GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio and Non-Same Store Portfolio: Information provided on a same-store basis is provided for only those properties that were owned and operated for the entirety of both periods being compared and excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared. The following table shows the properties included in the same-store and non-same store portfolio for the comparative periods presented.

	Comparison of Three Months Ended		Comparison of Year Ended
	December 31, 2012 to 2011		December 31, 2012 to 2011
	Same-Store	Non-Same Store	Same-Store	Non-Same Store
Retail Properties
Carmel Country Plaza	X		X
Carmel Mountain Plaza	X		X
South Bay Marketplace	X		X
Rancho Carmel Plaza	X		X
Lomas Santa Fe Plaza	X		X
Solana Beach Towne Centre	X			X
Del Monte Center	X		X
Geary Marketplace		X		X
The Shops at Kalakaua	X		X
Waikele Center	X		X
Alamo Quarry Market	X		X
Office Properties
Torrey Reserve Campus	X		X
Solana Beach Corporate Centre	X			X
The Landmark at One Market	X		X
One Beach Street		X		X
First & Main	X			X
Lloyd District Portfolio	X			X
City Center Bellevue		X		X
Multifamily Properties
Loma Palisades	X		X
Imperial Beach Gardens	X		X
Mariner's Point	X		X
Santa Fe Park RV Resort	X		X
Mixed-Use Properties
Waikiki Beach Walk - Retail	X			X
Waikiki Beach Walk - Embassy Suites™	X			X
Development Properties
Sorrento Pointe - Land		X		X
Torrey Reserve - Land		X		X
Solana Beach Corporate Centre - Land		X		X
Solana Beach - Highway 101 - Land		X		X
Lloyd District Portfolio - Land		X		X

Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

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